UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 19, 2014 (June 17, 2014)

VIRTUALSCOPICS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-52018	04-3007151
(Commission File Number)	(IRS Employer Identification No.)

500 Linden Oaks, Rochester, New York	14625
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(585) 249-6231

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of VirtualScopics, Inc. (the “Company”) held on June 17, 2014 (the “Annual Meeting”), the following nominees for director were elected to serve until the 2015 Annual Meeting of Stockholders and until a successor is elected and qualified: Robert G. Klimasewski, Eric Converse, Bruce L. Lev; Charles E. Phelps and Terence A. Walts. In addition, David Rubin was elected by unanimous consent of the holders of the Company’s outstanding Series C-1 Preferred Stock to serve as a director. On other business conducted at the Annual Meeting, the stockholders (i) ratified the appointment of Marcum LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2014, (ii) approved an amendment to the Company’s Certificate of Incorporation, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 30, 2014, to decrease the authorized common stock and authorized undesignated preferred stock and (iii) approved, on an advisory basis, the compensation of certain of the Company’s executive officers.

The following tables present the final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting. Unless otherwise indicated, all results presented below reflect the voting power of the Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock, voting together as a single class:

PROPOSAL 1: To elect five (5) members to the Company’s Board of Directors to serve a one (1) year term.

	Number of Votes
	For	Withheld	Broker Non-Votes
Robert G. Klimasewski	1,546,773	174,935	1,316,147
Eric Converse	1,548,771	172,937	1,316,147
Bruce L. Lev	1,529,240	192,468	1,316,147
Charles E. Phelps	1,528,333	193,375	1,316,147
Terence A. Walts	1,529,500	192,208	1,316,147

PROPOSAL 2: To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

	Number of Votes
	For	Against	Abstain
All Classes Voting Together	2,838,797	66,958	132,100

PROPOSAL 3: To approve an amendment to the Company’s Certificate of Incorporation to decrease the authorized common stock and the authorized undesignated preferred stock.

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
All Classes Voting Together	1,713,110	6,361	2,237	1,316,147
Preferred Stock, Voting as a Separate Class*	5,315	-	-	-

*	Approval of Proposal 3 required an affirmative vote of a majority of the Company’s voting stock outstanding and the affirmative vote of the holders of a majority of the outstanding shares of the Company’s preferred stock, voting as a separate class.

PROPOSAL 4: To cast a non-binding advisory vote approving the compensation of certain of the Company’s executive officers.

	Number of Votes
	For	Against	Abstain	Broker Non-Votes
All Classes Voting Together	1,568,039	23,531	130,138	1,316,147

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

During the Annual Meeting, presentations regarding the Company’s business and operations were made by members of the Company’s senior management team. A copy of the transcript of the Annual Meeting is attached hereto as Exhibit 99.2. The slides attached hereto as Exhibit 99.3 were prepared in connection with the presentations.

The information furnished pursuant to this Item 7.01 and the exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Section 8 – Other Events

Item 8.01	Other Events.

On June 19, 2014, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

99.1	Press Release, dated June 19, 2014
99.2	Transcript of Annual Meeting
99.3	Slides prepared in connection with Annual Meeting presentations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2014	VIRTUALSCOPICS, INC.

	By:	/s/ James Groff
	Name:	James Groff
	Title:	Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 19, 2014

99.2	Transcript of Annual Meeting

99.3	Slides prepared in connection with Annual Meeting presentations